Supplement dated May 1, 2019 to the

Prospectus for each of the

Segall Bryant & Hamill Funds, each dated May 1, 2019

On May 6, 2019, Ultimus Fund Solutions, LLC (“Ultimus”) will begin serving as the co-administrator with Segall Bryant & Hamill, LLC. Also, on May 6, 2019, Ultimus Fund Distributors, LLC, (the “Distributor”) an affiliate of Ultimus, will begin acting as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Segall Bryant & Hamill Trust.

Prior to May 6, 2019, the Segall Bryant & Hamill Funds may be contacted at the following address:

Regular Mail	Express, Certified or Registered Mail
P.O. Box 44323	1290 Broadway, Suite 1100
Denver, CO 80201-4323	Denver, CO 80203

After May 6, 2019, as reflected in the Prospectus, the Segall Bryant & Hamill Funds may be contacted at the following address:

Regular Mail	Express, Certified or Registered Mail
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, OH 45246-0707	Cincinnati, OH 45246

The Segall Bryant & Hamill Funds may continue to be contacted at 800-392-2673.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.